                                                                 EXHIBIT 3.02

                       DECLARATION AND AGREEMENT OF TRUST
                                       OF
                           JWH GLOBAL PORTFOLIO TRUST



          THIS Declaration and Agreement of Trust of JWH Global Portfolio Trust, dated as of November 12, 1996 (this "Agreement"), is entered into by and among CIS Investments, Inc, a Delaware corporation, as managing owner (the "Managing Owner"), Wilmington Trust Company, a Delaware banking corporation, as trustee (the "Trustee") and the persons named and whose signatures appear in Exhibit A hereto, each as an initial beneficial owner of the Trust (the "Initial Beneficial Owners"). The Managing Owner, the Trustee and the Initial Beneficial Owners hereby agree as follows:

          1. NAME. The name of the trust formed hereby is JWH Global Portfolio Trust (the "Trust").

          2. CREATION OF TRUST. The Trustee hereby acknowledges that the Trust has received the sum of $183 in an account in the name of the Trust from the Managing Owner as a grantor of the Trust, and $43 from each Initial Beneficial Owner, as a grantor of the Trust, all of which amounts shall constitute the initial trust estate. The Trustee hereby declares that the trust estate will be held in trust for the Managing Owner and the Initial Beneficial Owners. 18.3 percent of the initial trust estate shall be held in trust for the Managing Owner. 81.7 percent of the initial trust estate shall be held in trust for the Initial Beneficial Owners. It is the intention of the parties hereto that the Trust created hereby constitute a business trust under Chapter 38 of Title 12 of the Delaware Code, 12 DEL. C. Section 3801, ET SEQ., as amended from time to time (the "Act"), and that this document constitute the governing instrument of the Trust. The Trustee is hereby authorized and directed to file a certificate of trust with the Delaware Secretary of State.

          3. WITHDRAWAL OF INITIAL BENEFICIAL OWNER. Upon the admission of additional beneficial owners, the Initial Beneficial Owners will withdraw.

          4. POWERS OF THE MANAGING OWNERS AND THE TRUSTEE. The duty and authority of the Trustee to manage the business and affairs of the Trust is hereby delegated to the Managing Owner. The Trustee shall have only the rights, obligations and liabilities specifically provided for herein and in the Act and shall have no implied rights, obligations and liabilities with respect to the business or affairs of the Trust. The Trustee shall not have any duty or obligation hereunder or with respect to the activities of the Trust or the trust estate, except as otherwise required by applicable law.

          5. POWER TO RESIGN. The Trustee may resign at any time by 15 days' notice in writing delivered to the Trust.

          6. INDEMNIFICATION. The Managing Owner shall indemnify and hold harmless the Trustee, its affiliates and all officers, directors, stockholders, employees, representatives and agents of the Trustee (each, a "Covered Person"), from and against any loss, damage or claim imposed on, incurred by or asserted at any time against such Covered Person in any way relating to or arising out of this Agreement, the administration of the trust estate or the action or inaction of such Covered Person hereunder, except that no such Covered Person shall be entitled to indemnification for losses, damages, or claims arising or resulting from its own bad faith, willful misconduct, gross negligence or reckless disregard of its duties and obligations hereunder.

          7. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all which shall constitute one in the same instrument.

          8. GOVERNING LAW. This Agreement shall be governed by, and interpreted in accordance with, the laws of the State of Delaware, all rights and remedies being governed by such laws.

                           [SIGNATURE PAGES TO FOLLOW]

          IN WITNESS WHEREOF, the parties hereto have executed this Declaration and Agreement of Trust as of the date and year first above written.

                              CIS INVESTMENTS, INC.,
                              as Managing Owner


                              By:  /s/ L. Carlton Anderson
                                 -----------------------------------
                                   L. Carlton Anderson
                                   Vice President

                              WILMINGTON TRUST COMPANY,
                              as Trustee


                              By:  /s/ John M. Beeson, Jr.
                                 -----------------------------------
                                   John M. Beeson, Jr.
                                   Vice President

                                        EXHIBIT A

                    NAMES AND SIGNATURES OF INITIAL BENEFICIAL OWNERS


Name                                    Signature
----                                    ---------

Hal T. Hansen                           /s/ Hal T. Hansen
-----------------------                 -----------------------------


Name                                    Signature
----                                    ---------

L. Carlton Anderson                     /s/ L. Carlton Anderson
-----------------------                 -----------------------------


Name                                    Signature
----                                    ---------

Donald J. Zyck                          /s/ Donald J. Zyck
-----------------------                 -----------------------------


Name                                    Signature
----                                    ---------

Jan Waye                                /s/ Jan Waye
-----------------------                 -----------------------------


Name                                    Signature
----                                    ---------

Richard A. Driver                       /s/ Richard A. Driver
-----------------------                 -----------------------------


Name                                    Signature
----                                    ---------

Brian B. Duff, Jr.                      /s/ Brian B. Duff, Jr.
-----------------------                 -----------------------------

Name                                    Signature
----                                    ---------

Ronald L. Davis                         /s/ Ronald L. Davis
-----------------------                 -----------------------------



Name                                    Signature
----                                    ---------

Robert T. Conrardy                      /s/ Robert T. Conrardy
-----------------------                 -----------------------------


Name                                    Signature
----                                    ---------

Jean Faris                              /s/ Jean Faris
-----------------------                 -----------------------------


Name                                    Signature
----                                    ---------

Steven G. Assimos                       /s/ Steven G. Assimos
-----------------------                 -----------------------------

Name                                    Signature
----                                    ---------

Michelle W. Reynolds                    /s/ Michelle W. Reynolds
-----------------------                 -----------------------------


Name                                    Signature
----                                    ---------

Barbara A. Pfendler                     /s/ Barbara A. Pfendler
-----------------------                 -----------------------------


Name                                    Signature
----                                    ---------

Thomas V. Mauro                         /s/ Thomas V. Mauro
-----------------------                 -----------------------------


Name                                    Signature
----                                    ---------

R. Randall Kelsey                       /s/ R. Randall Kelsey
-----------------------                 -----------------------------


Name                                    Signature
----                                    ---------

Charles F. Farra                        /s/ Charles F. Farra
-----------------------                 -----------------------------


Name                                    Signature
----                                    ---------

John D. Carlin                          /s/ John D. Carlin
-----------------------                 -----------------------------


Name                                    Signature
----                                    ---------

Kal Hachem                              /s/ Kal Hachem
-----------------------                 -----------------------------


Name                                    Signature
----                                    ---------

Peter C. Wind                           /s/ Peter C. Wind
-----------------------                 -----------------------------


Name                                    Signature
----                                    ---------

J. M. Cone                              /s/ J. M. Cone
-----------------------                 -----------------------------